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                                                                    EXHIBIT 32.1

    CERTIFICATION OF JERRY A. GREENBERG, J. STUART MOORE AND SUSAN D. JOHNSON
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Each of the undersigned hereby certifies that the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.


              SIGNATURE                   TITLE                    DATE
              ---------                   -----                    ----

  /s/   JERRY A. GREENBERG       Co-Chief Executive Officer      May 7, 2004
------------------------------     Co-Chairman of the Board
         Jerry A. Greenberg

   /s/    J. STUART MOORE        Co-Chief Executive Officer      May 7, 2004
------------------------------     Co-Chairman of the Board
           J. Stuart Moore

  /s/    SUSAN D. JOHNSON        Chief Financial Officer         May 7, 2004
------------------------------
          Susan D. Johnson

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Sapient Corporation and will be retained by Sapient Corporation and furnished to the Securities and Exchange Commission or its staff upon request.